SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549


FORM 8-K/A


CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)
February 28, 1994


PENTAIR, INC.
(Exact name of Registrant as specified in its Charter)


MINNESOTA                0-4689                 41-0907434
(State or other                  (Commission      (IRS Employer
Jurisdiction of                  File Number)    Identification
Incorporation)                                     Number)

1500 County Road B2 West Suite 400
St. Paul, Minnesota                             55113
(Address of Principal Executive Offices)         (Zip Code)


612-636-7920
(Registrant's Telephone Number, Including Area Code)



Not applicable
(Former name or former address, if changed since last report)


Item 2.  Acquisition or Disposition of Assets.

On February 28, 1994, the Registrant completed the purchase from Fried. Krupp Hoesch-Krupp of all of the net assets and business of the Schroff Group (Schroff), including the stock of its international subsidiaries, for $154 million paid in cash at closing, which includes $1.7 million in interest accrued from January 1, 1994, the economic transfer date.

The operating assets of the Schroff manufacturing facilities in Germany were acquired by a new indirect German subsidiary of the Registrant, Schroff GmbH, subject to normal payables and accruals of the business. These assets were used by Schroff in the manufacture of cabinets, cases, subracks and accessories for the electronics industry. Schroff GmbH is continuing its predecessor's business and will use the assets in the same manner as before.

The outstanding stock of all of the European subsidiaries of Schroff was acquired by a new wholly-owned subsidiary of the Registrant, EuroPentair GmbH, which also owns the stock of the new Schroff GmbH. The outstanding stock of the non-European subsidiaries of Schroff, which included its U.S. subsidiary Schroff, Inc., was acquired by FC Holdings Inc., a wholly-owned subsidiary of the Registrant.

Funds for payment of the cash purchase price were provided through the Registrant's revolving credit facilities described in
Item 5 of this report.


Item 5.  Other Events.

Effective as of February 11, 1994, Pentair entered into revolving credit facilities with a group of six banks, Continental Bank N.A., Morgan Guaranty Trust Company of New York, J.P. Morgan
Delaware, First Bank National Association, Norwest Bank
Minnesota, N.A. and NBD Bank, N.A. Two parallel facility agreements provide for aggregate credit lines of $170 million divided among two bank groups. Pentair's outstanding Bid
Loan Agreement with certain of these banks was amended in a related transaction. The facility agreements provide for revolving credits for a three-year period, unless extended, at the expiration of which period the outstanding loans are converted into a term loan having a four-year repayment period. The credit facilities are unsecured and include certain financial and other covenants on the part of Pentair.

In addition, Pentair and its new subsidiary formed in connection with the Schroff acquisition (see Item 2 above), EuroPentair GmbH, entered into a 115 million Deutschmark (approximately
US $65 million) facility agreement with Morgan Guaranty Trust Company of New York, Continental Bank N.A., NBD Bank N.A., and Dresdner Bank. This facility is similar to the two other domestic credit agreements, but provides for borrowings and repayments in German marks or certain other European currencies. This facility also provides for unsecured revolving loans for a three-year period with a similar term loan conversion and four-year repayment period. Substantially all of the available credit under this agreement was borrowed at the closing of the Schroff acquisition.

The three revolving credit facilities discussed above replace previous credit agreements between Pentair and these banks for revolving credit in the aggregate amount of $225 million.


Item 7.  Financial Statements and Exhibits.

The information supplied under this item is supplemented by the following:

a.Financial Statements of Business Acquired (Schroff GmbH):

The audited financial statements for the fiscal year ended December 31, 1993 of the acquired business required under this item have been prepared by the auditor of Schroff's parent company, Fried. Krupp AG Hoesch-Krupp. The financial statements were prepared in the German language in accordance with GOB (generally accepted accounting principles in Germany); the Registrant has not been able to complete the translation of the financial statements and the adjustments required to conform presentation thereof to Regulation S-X.
The financial statements will be filed as soon as reasonably practicable, but no later than 60 days from the date hereof.

b.Pro Forma Financial Information:

The pro forma financial information required under this item can not be prepared until the requisite audited financial statements required under item (a) above have been translated and conformed. The pro forma financial information will be filed as soon as reasonably practicable, but no later than 60 days from the date hereof.

c.Exhibits:

(2.1)Asset Purchase Agreement among EuroPentair Gmbh,
Pentair Deutschland Gmbh, F.C. Holdings, Inc. USA, and
Schroff Gmbh dated December 22, 1993 (without Exhibits).  The
Registrant agrees to provide a copy of such Exhibits to the Commission upon request.

(2.2)Agreement between Pentair, Inc. and Fried. AG Krupp
Hoesch-Krupp dated December 22, 1993

(2.3)Non-Competition Agreement dated December 22, 1993

(2.4)Letter of Guarantee to Seller by Pentair, Inc. of Buyer's obligations under Asset Purchase Agreement

(2.5)Letter of Guarantee to Buyer by Fried. Krupp AG Hoesch-
Krupp of Seller's obligations under Asset Purchase Agreement

(4.1)$125,000,000 Facility Agreement dated as of February 11,
1994 between Pentair, Inc., Continental Bank N.A. for itself and as Agent, Morgan Guaranty Trust Company of New York for itself and as Agent, NBD Bank, N.A., and J. P. Morgan
Delaware.

(4.2)$45,000,000 Facility Agreement dated as of February 11,
1994 between Pentair, Inc., First Bank National Association, for itself and as Agent, and Norwest Bank Minnesota N.A.

(4.3) Second Amendment to Bid Loan Agreement dated as of February11, 1994 between Pentair, Inc., Continental Bank N.A. for itself and as Agent, Morgan Guaranty Trust Company of New York, J. P. Morgan Delaware, First Bank National Association, Norwest Bank Minnesota, N.A., and NBD Bank,
N.A.

(4.4)DM 115,000,000 Facility Agreement dated as of February
11, 1994 between EuroPentair, GmbH as Borrower, Pentair,
Inc., as Guarantor, Morgan Guaranty Trust Company of New
York for itself and as Agent, Continental Bank N.A., for itself and as Agent, NBD Bank, N.A. and Dresdner Bank.

(99)Press release, dated February 28, 1994, concerning completion of acquisition of Schroff GmbH.

SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


PENTAIR, INC

By:  Joseph R. Collins
Senior Vice President,
Chief Financial Officer

Dated:  March 15, 1994

EXHIBIT INDEX

(2.1)Asset Purchase Agreement among EuroPentair Gmbh,
Pentair Deutschland Gmbh, F.C. Holdings, Inc. USA, and
Schroff Gmbh dated December 22, 1993 (without Exhibits).  The
Registrant agrees to provide a copy of such Exhibits to the Commission upon request. (Incorporated by reference to Exhibit 2.1 to the Company's Current Report on Form 8-K filed
January 4, 1994)

(2.2)Agreement between Pentair, Inc. and Fried. AG Krupp
Hoesch-Krupp dated December 22, 1993 (Incorporated by reference to Exhibit 2.2 to the Company's Current Report on Form 8-K filed January 4, 1994)


(2.3)Non-Competition Agreement dated December 22, 1993
(Incorporated by reference to Exhibit 2.3 to the Company's
Current Report on Form 8-K filed January 4, 1994)

(2.4)Letter of Guarantee to Seller by Pentair, Inc. of Buyer's obligations under Asset Purchase Agreement (Incorporated by reference to Exhibit 2.4 to the Company's Current Report on Form 8-K filed January 4, 1994)


(2.5)Letter of Guarantee to Buyer by Fried. Krupp AG Hoesch-
Krupp of Seller's obligations under Asset Purchase Agreement
(Incorporated by reference to Exhibit 2.5 to the Company's
Current Report on Form 8-K filed January 4, 1994)

(4.1)$125,000,000 Facility Agreement dated as of February 11,
1994 between Pentair, Inc., Continental Bank N.A. for itself and as Agent, Morgan Guaranty Trust Company of New York for itself and as Agent, NBD Bank, N.A., and J. P. Morgan
Delaware.

(4.2)$45,000,000 Facility Agreement dated as of February11,
1994 between Pentair, Inc., First Bank National Association, for itself and as Agent, and Norwest Bank Minnesota N.A.

(4.3) Second Amendment to Bid Loan Agreement dated as of February11, 1994 between Pentair, Inc., Continental Bank N.A. for itself and as Agent, Morgan Guaranty Trust Company of New York, J. P. Morgan Delaware, First Bank National Association, Norwest Bank Minnesota, N.A., and NBD Bank,
N.A.

(4.4)DM 115,000,000 Facility Agreement dated as of February
11, 1994 between EuroPentair, GmbH as Borrower, Pentair,
Inc., as Guarantor, Morgan Guaranty Trust Company of New
York for itself and as Agent, Continental Bank N.A., for itself and as Agent, NBD Bank, N.A. and Dresdner Bank.

(99)Press release, dated February 28, 1994, concerning completion of acquisition of Schroff GmbH.